                                                                    EXHIBIT 99.8

CASE NAME:   KEVCO DISTRIBUTION, LP                                ACCRUAL BASIS

CASE NUMBER: 401-40789-BJH-11

JUDGE:       BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2001
                                         -------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                     TREASURER
---------------------------------------     ------------------------------------
Original Signature of Responsible Party                      Title

WILFORD W. SIMPSON                                    SEPTEMBER 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Responsible Party                            Date


PREPARER:

/s/ Dennis S. Faulkner                                DEBTOR'S ACCOUNTANT
---------------------------------------     ------------------------------------
Original Signature of Preparer                               Title

DENNIS S. FAULKNER                                    SEPTEMBER 24, 2001
---------------------------------------     ------------------------------------
Printed Name of Preparer                                     Date

CASE NAME:    KEVCO DISTRIBUTION, LP                           ACCRUAL BASIS - 1

CASE NUMBER:  401-40789-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED           MONTH
ASSETS                                                              AMOUNT            JUL-01             MONTH            MONTH
------                                                           ------------      ------------       ------------     ------------
1.      Unrestricted Cash (FOOTNOTE)                                   41,421                 0
2.      Restricted Cash
3.      Total Cash                                                     41,421                 0
4.      Accounts Receivable-Net (FOOTNOTE)                         17,545,859           321,431
5.      Inventory (FOOTNOTE)                                       27,611,039
6.      Notes Receivable
7.      Prepaid Rent                                                  236,697
8.      Other (Attach List)                                           303,392
9.      Total Current Assets                                       45,738,408           321,431
10.     Property, Plant & Equipment                                22,049,500         9,739,582
11.     Less: Accumulated Depreciation/Depletion                   (6,151,901)         (844,526)
12.     Net Property, Plant & Equipment (FOOTNOTE)                 15,897,599         8,895,056
13.     Due From Insiders
14.     Other Assets - Net of Amortization (Attach List)            5,741,869           481,876
15.     Other (Attach List)                                       100,961,429       124,276,836
16.     Total Assets                                              168,339,305       133,975,199

POST PETITION LIABILITIES

17.     Accounts Payable
18.     Taxes Payable                                                                   419,121
19.     Notes Payable
20.     Professional Fees
21.     Secured Debt
22.     Other (Attach List) (FOOTNOTE)                                                1,766,039
23.     Total Post Petition Liabilities                                               2,185,160

PRE PETITION LIABILITIES

24.     Secured Debt (FOOTNOTE)                                    75,885,064        15,071,491
25.     Priority Debt (FOOTNOTE)                                    1,412,879
26.     Unsecured Debt                                             19,966,456        18,466,898
27.     Other (Attach List)                                       243,205,150       244,988,081
28.     Total Pre Petition Liabilities                            340,469,549       278,526,470
29.     Total Liabilities                                         340,469,549       280,711,630

EQUITY

30.     Pre Petition Owners' Equity                                                (172,130,244)
31.     Post Petition Cumulative Profit Or (Loss)                                   (33,698,923)
32.     Direct Charges To Equity (FOOTNOTE)                                          59,092,736
33.     Total Equity                                                               (146,736,431)
34.     Total Liabilities and Equity                                                133,975,199

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO DISTRIBUTION, LP                            SUPPLEMENT TO

CASE NUMBER:  401-40789-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                    SCHEDULED           MONTH
ASSETS                                                AMOUNT            JUL-01             MONTH            MONTH
------                                             ------------      ------------       ------------     ------------
A.      Inventory Vendor Deposit                       130,000
B.      Leased Facility Deposit                        173,392
C.
D.
E.

TOTAL OTHER ASSETS - LINE 8                            303,392                  0

A.      Goodwill: Shepherd Products (FOOTNOTE)       5,223,119
B.      Goodwill: DARCO (FOOTNOTE)                     518,750
C.      Capitalized Lease (FOOTNOTE)                                      481,876
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION - LINE 14     5,741,869            481,876

A.      Intercompany Receivables (FOOTNOTE)        100,961,429        124,276,836
B.
C.
D.
E.

TOTAL OTHER ASSETS - LINE 15                       100,961,429        124,276,836

POST PETITION LIABILITIES

A.      Accrued Liabilities                                               648,880
B.      Long Term Leases                                                1,107,492
C.      Accrued Interest: Bank                                              9,667
D.
E.

TOTAL OTHER POST PETITION
LIABILITIES -  LINE 22                                                  1,766,039

PRE PETITION LIABILITIES

A.      Interco. Payables (FOOTNOTE)               114,705,150        116,488,081
B.      10 3/8% Senior Sub. Notes                  105,000,000        105,000,000
C.      Sr. Sub. Exchangeable Notes                 23,500,000         23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                              243,205,150        244,988,081

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 2

CASE NUMBER:   401-40789-BJH-11

INCOME STATEMENT

                                                                 MONTH                                                      QUARTER
REVENUES                                                         JUL-01              MONTH               MONTH               TOTAL
--------                                                         ------              -----               -----              -------

1.    Gross Revenues (FOOTNOTE)                                   (135)                                                       (135)
2.    Less: Returns & Discounts
3.    Net Revenue                                                 (135)                                                       (135)

COST OF GOODS SOLD

4.    Material
5.    Direct Labor
6.    Direct Overhead                                          104,436                                                     104,436
7.    Total Cost Of Goods Sold                                 104,436                                                     104,436
8.    Gross Profit                                            (104,571)                                                   (104,571)

OPERATING EXPENSES

9.    Officer / Insider Compensation                            16,538                                                      16,538
10.   Selling & Marketing                                        1,011                                                       1,011
11.   General & Administrative                                  17,180                                                      17,180
12.   Rent & Lease                                              48,646                                                      48,646
13.   Other (Attach List)                                      394,288                                                     394,288
14.   Total Operating Expenses                                 477,663                                                     477,663
15.   Income Before Non-Operating
      Income & Expense                                        (582,234)                                                   (582,234)

OTHER INCOME & EXPENSES

16.   Non-Operating Income (Att List)
17.   Non-Operating Expense (Att List)                       4,077,813                                                   4,077,813
18.   Interest Expense
19.   Depreciation / Depletion                                   1,268                                                       1,268
20.   Amortization
21.   Other (Attach List)
22.   Net Other Income & Expenses                           (4,079,081)                                                 (4,079,081)

REORGANIZATION EXPENSES

23.   Professional Fees
24.   U.S. Trustee Fees
25.   Other (Attach List)
26.   Total Reorganization Expenses
27.   Income Tax
28.   Net Profit (Loss)                                     (4,661,315)                                                 (4,661,315)

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                           SUPPLEMENT TO

CASE NUMBER:   401-40789-BJH-11                               ACCRUAL BASIS - 2

INCOME STATEMENT

                                                MONTH                                               QUARTER
OPERATING EXPENSES                              JUL-01             MONTH             MONTH           TOTAL
------------------                              ------             -----             -----          -------

A.    Payroll & Employee Benefits (FOOTNOTE)   338,412                                              338,412
B.    Insurance                                  5,358                                                5,358
C.    Utilities & Telephone                     22,742                                               22,742
D.    Taxes                                     27,776                                               27,776
E.

TOTAL OTHER OPERATING EXPENSES - LINE 13       394,288                                              394,288

OTHER INCOME & EXPENSES

A.
B.
C.
D.
E.

TOTAL NON-OPERATING INCOME - LINE 16

A.    Loss on sale of Assets (FOOTNOTE)      4,077,813                                            4,077,813
B.
C.
D.
E.

TOTAL NON-OPERATING EXPENSE - LINE 17        4,077,813                                            4,077,813

A.
B.
C.
D.
E.

    TOTAL OTHER EXPENSE - LINE 21

REORGANIZATION EXPENSES

A.
B.
C.
D.
E.

TOTAL OTHER REORGANIZATION
  EXPENSES - LINE 25

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 3

CASE NUMBER:   401-40789-BJH-11

CASH RECEIPTS AND                                      MONTH                                                  QUARTER
DISBURSEMENTS                                         JUL-01             MONTH              MONTH              TOTAL
-----------------                                     ------             -----              -----             -------

1.    Cash - Beginning Of Month                      SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.    Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition
4.    Post Petition
5.    Total Operating Receipts

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)
7.    Sale of Assets
8.    Other (Attach List)
9.    Total Non-Operating Receipts
10.   Total Receipts
11.   Total Cash Available

OPERATING DISBURSEMENTS

12.   Net Payroll
13.   Payroll Taxes Paid
14.   Sales, Use & Other Taxes Paid
15.   Secured / Rental / Leases
16.   Utilities
17.   Insurance
18.   Inventory Purchases
19.   Vehicle Expenses
20.   Travel
21.   Entertainment
22.   Repairs & Maintenance
23.   Supplies
24.   Advertising
25.   Other (Attach List)
26.   Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.   Professional Fees
28.   U.S. Trustee Fees
29.   Other (Attach List)
30.   Total Reorganization Expenses
31.   Total Disbursements
32.   Net Cash Flow
33.   Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION LP         SUPPLEMENT TO ACCRUAL BASIS -3
                                             JULY, 2001
CASE NUMBER:   401-40789-BJH-11              CASH RECEIPTS AND DISBURSEMENTS

                                                 DIST LP        MFG        MGMT     HOLDING   COMP   KEVCO INC     TOTAL
                                                 -------        ---        ----     -------   ----   ---------     -----

 1    CASH-BEGINNING OF MONTH                         --        3,739    5,395,155    4,631   5,668      1,000    5,410,193

   RECEIPTS FROM OPERATIONS
 2    CASH SALES                                      --           --                                                    --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3    PRE PETITION                                    --           --                                                    --
 4    POST PETITION                               47,759           --                                                47,759

 5    TOTAL OPERATING RECEIPTS                    47,759           --           --       --      --         --       47,759

   NON OPERATING RECEIPTS
 6    LOANS & ADVANCES                                             --                                                    --
 7    SALE OF ASSETS                             482,442       55,779       68,000                                  606,221
 8    OTHER                                           --       50,449       95,885       --      --         --      146,334
       INTERCOMPANY TRANSFERS                     88,194      121,941     (210,135)      --      --                      --
               SALE EXPENSE REIMBURSEMENT
               LIFE INSURANCE CASH VALUE
               RENT
               PAYROLL TAX ADVANCE RETURNED                                 43,264
               MISC.                                                        43,707               --
               INTEREST INCOME                                               8,914

 9    TOTAL NON OPERATING RECEIPTS               570,636      228,169      (46,250)      --      --         --      752,555

10    TOTAL RECEIPTS                             618,395      228,169      (46,250)      --      --         --      800,314

11    CASH AVAILABLE                             618,395      231,908    5,348,905    4,631   5,668      1,000    6,210,507

   OPERATING DISBURSEMENTS
12    NET PAYROLL                                342,427        9,430      282,924                                  634,781
13    PAYROLL TAXES PAID                                           --      238,878                                  238,878
14    SALES, USE & OTHER TAXES PAID                                --                                                    --
15    SECURED/RENTAL/LEASES                       15,069        3,223       40,094                                   58,386
16    UTILITIES                                   67,481        3,641       13,097                                   84,219
17    INSURANCE                                                    --      137,376                                  137,376
18    INVENTORY PURCHASES                                          --                                                    --
19    VEHICLE EXPENSE                                              --                                                    --
20    TRAVEL                                       4,264           --                                                 4,264
21    ENTERTAINMENT                                                --                                                    --
22    REPAIRS & MAINTENANCE                        2,954           74        5,492                                    8,520
23    SUPPLIES                                     3,873           --       30,637                                   34,510
24    ADVERTISING                                                                                                        --
25    OTHER                                      182,327       61,801      183,730       --      --         --      427,858
            LOAN PAYMENTS                                      55,779                                                55,779
               FREIGHT                            14,204        3,126                                                17,330
               CONTRACT LABOR                        846           --       45,359                                   46,205
               401 K PAYMENTS                                      --                                                    --
               PAYROLL TAX ADVANCE ADP                                                                                   --
               WAGE GARNISHMENTS                                             1,761                                    1,761
               MISC.                             167,277        2,896      136,610                                  306,783

26    TOTAL OPERATING DISBURSEMENTS              618,395       78,169      932,228       --      --         --    1,628,792

   REORGANIZATION DISBURSEMENTS
27    PROFESSIONAL FEES                                            --      157,275                                  157,275
28    US TRUSTEE FEES                                              --                                                    --
29    OTHER                                                                                                              --
30    TOTAL REORGANIZATION EXPENSE                    --           --      157,275       --      --         --      157,275

31    TOTAL DISBURSEMENTS                        618,395       78,169    1,089,503       --      --         --    1,786,067

32    NET CASH FLOW                                   --      150,000   (1,135,753)      --      --         --     (985,753)

33    CASH- END OF MONTH                              --      153,739    4,259,402    4,631   5,668      1,000    4,424,440

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 4

CASE NUMBER:   401-40789-BJH-11

                                                      SCHEDULED                MONTH
ACCOUNTS RECEIVABLE AGING                              AMOUNT                  JUL-01               MONTH             MONTH
-------------------------                             ---------                ------               -----             -----

1.   0 - 30
2.   31 - 60
3.   61 - 90                                                                      321,431
4.   91 +
5.   Total Accounts Receivable                        17,545,859                  321,431
6.   (Amount Considered Uncollectible)
7.   Accounts Receivable (Net) (FOOTNOTE)             17,545,859                  321,431

AGING OF POST PETITION                                    MONTH:     JULY-01
TAXES AND PAYABLES                                              ----------------

                                    0 - 30             31 - 60                61 - 90                91 +
TAXES PAYABLE                        DAYS               DAYS                    DAYS                 DAYS             TOTAL
-------------                       ------             -------                -------                ----             -----

1.   Federal
2.   State                           5,541                                                                             5,541
3.   Local
4.   Other (See Below)             413,580                                                                           413,580
5.   Total Taxes Payable           419,121                                                                           419,121
6.   Accounts Payable

                                                          MONTH:     JULY-01
                                                                ----------------
STATUS OF POST PETITION TAXES

                                                     BEGINNING TAX         AMOUNT WITHHELD
FEDERAL                                                LIABILITY*          AND/OR ACCRUED       (AMOUNT PAID)   ENDING TAX LIABILITY
-------                                              -------------         ---------------      -------------   --------------------

1.   Withholding **                                                                75,187          (75,187)
2.   FICA - Employee **                                                            27,031          (27,031)
3.   FICA - Employer **                                                            27,031          (27,031)
4.   Unemployment
5.   Income
6.   Other (Attach List)
7.   Total Federal Taxes                                                          129,249         (129,249)

STATE AND LOCAL

8.   Withholding                                                                   13,179          (13,179)
9.   Sales (FOOTNOTE)                                      5,541                                                       5,541
10.  Excise
11.  Unemployment                                                                     188             (188)
12.  Real Property (FOOTNOTE)                            413,580                                                     413,580
13.  Personal Property
14.  Other (Attach List)
15.  Total State And Local                               419,121                   13,367          (13,367)          419,121
16.  Total Taxes                                         419,121                  142,616         (142,616)          419,121

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                         ACCRUAL BASIS - 5

CASE NUMBER:   401-40789-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                     MONTH:       JULY-01
                                                           ---------------------

BANK RECONCILIATIONS                               Account # 1        Account # 2
--------------------                               -----------        -----------
A.   BANK:
B.   ACCOUNT NUMBER:                                                                  Other Accounts
C.   PURPOSE (TYPE):                                                                   (Attach List)           TOTAL
1.   Balance Per Bank Statement
2.   Add: Total Deposits Not Credited
3.   Subtract: Outstanding Checks
4.   Other Reconciling Items
5.   Month End Balance Per Books
6.   Number of Last Check Written

INVESTMENT ACCOUNTS

                                                DATE OF           TYPE OF
BANK, ACCOUNT NAME & NUMBER                     PURCHASE         INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
---------------------------                     --------         ----------        --------------        -------------
7.
8.
9.
10.  (Attach List)
11.  Total Investments

CASH

12.  Currency On Hand
13.  Total Cash - End of Month                                                                                  0

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                        ACCRUAL BASIS - 6

CASE NUMBER:   401-40789-BJH-11

                                                       MONTH:     JULY-01
                                                             -------------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                   TYPE OF                AMOUNT         TOTAL PAID
          NAME                     PAYMENT                 PAID           TO DATE
          ----                     -------                ------         ----------
1.    Martin, Steve               Payroll                 16,538          99,229
2.    Martin, Steve               Exp. Reimb.                              1,390
3.
4.
5.    (Attach List)
6.    Total Payments To Insiders                          16,538         100,619

                                  PROFESSIONALS

                                     DATE OF
                                   COURT ORDER                                                        TOTAL
                                   AUTHORIZING        AUTHORIZING      AMOUNT      TOTAL PAID        INCURRED
          NAME                       PAYMENT           APPROVED         PAID        TO DATE         & UNPAID*
          ----                       -------           --------         ----        -------         ---------
1.
2.
3.
4.
5.    (Attach List)
6.    Total Payments To Professionals

    * Include all fees incurred, both approved and unapproved

              POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
                        AND ADEQUATE PROTECTION PAYMENTS

                                            SCHEDULED          AMOUNTS          TOTAL
                                             MONTHLY            PAID            UNPAID
                                            PAYMENTS           DURING            POST
           NAME OF CREDITOR                   DUE               MONTH          PETITION
           ----------------                 --------           -------         --------
1.    Bank of America (FOOTNOTE)                                              15,071,491
2.    Leases Payable (FOOTNOTE)                                              Not Available
3.
4.
5.    (Attach List)
6.    TOTAL                                                                   15,071,491

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP                          ACCRUAL BASIS - 7

CASE NUMBER:   401-40789-BJH-11

                                                       MONTH:      JULY-01
                                                             -------------------

QUESTIONNAIRE

                                                                                              YES       NO
                                                                                              ---       --

1.       Have any Assets been sold or transferred outside the normal course of
         business this reporting period?                                                                 X

2.       Have any funds been disbursed from any account other than a debtor in
         possession account?                                                                             X

3.       Are any Post Petition Receivables (accounts, notes, or loans) due from
         related parties?                                                                      X

4.       Have any payments been made on Pre Petition Liabilities this reporting
         period?                                                                                         X

5.       Have any Post Petition Loans been received by the debtor from any
         party?                                                                                          X

6.       Are any Post Petition Payroll Taxes past due?                                                   X

7.       Are any Post Petition State or Federal Income Taxes past due?                                   X

8.       Are any Post Petition Real Estate Taxes past due?                                               X

9.       Are any other Post Petition Taxes past due?                                                     X

10.      Are any amounts owed to Post Petition creditors delinquent?                                     X

11.      Have any Pre Petition Taxes been paid during the reporting period?                              X

12.      Are any wage payments past due?                                                                 X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

(SEE FOOTNOTE)

INSURANCE

                                                                                              YES       NO
                                                                                              ---       --

1.       Are Worker's Compensation, General Liability and other necessary
         insurance coverages in effect?                                                        X

2.       Are all premium payments paid current?                                                X

3.       Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS

    TYPE OF POLICY                     CARRIER                       PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
    --------------                     -------                       --------------              --------------------------

Property                          Lexington, Allianz                 5/29/00-3/1/02            Semi-Annual            $26,485
Group Health                      Blue Cross/Blue Shield            Terminated 8/1/01                         N/A
Auto                              Liberty Mutual                      9/1/00-3/1/02            Semi-Annual             $3,333
General Liability                 Liberty Mutual                      9/1/00-3/1/02            Semi-Annual            $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO DISTRIBUTION, LP

CASE NUMBER:   401-40789-BJH-11

                                                   MONTH:    JULY 31, 2001
                                                         -----------------------

                       FOOTNOTES SUPPLEMENT ACCRUAL BASIS

ACCRUAL
BASIS
FORM
NUMBER       LINE NUMBER        FOOTNOTE/EXPLANATION
------       -----------        --------------------

1               1               Pursuant to the February 12, 2001 Order (1) Authorizing Continued Use of Existing Forms
3               1               and Records; (2) Authorizing Maintenance of Existing Corporate Bank Accounts and Cash
                                Management System; and (3) Extending Time to Comply with 11 U.S.C. Section 345 Investment
                                Guidelines, funds in the Bank of America and Key Bank deposit accounts are swept daily into Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of, Kevco Management Co. (co-debtor, Case No.
                                401-40788-BJH-11). Accordingly, all cash receipts and disbursements flow through Kevco
                                Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco, Inc. and its subsidiaries is included in this report as a Supplement to
                                Accrual Basis -3. Debtor as of the end of May closed all of its bank accounts.

1               4               As of July, the remaining accounts receivable are for commissions earned for the sale of
4               7               consigned inventory. Although collection is uncertain, Debtor will maintain these receivables on the balance sheet until such time as collection can be determined more accurately.

1               5               During July, Debtor adjusted its books and records to more accurately reflect its
1               12              remaining fixed assets and inventory. In addition, certain expense accruals made at the
2               17A             beginning of the year were reversed because the liabilities will not be incurred as estimated. The gains and losses from these adjustments were netted and classified as Loss on Sale of Assets.

1               5, 12           Pursuant to Asset Purchase Agreements approved by the Court (see prior Monthly Operating
1               14A,B           Reports for details), the Kevco Debtors have sold most of their assets except for certain
1               24              items of real property currently being marketed.
6               1

1               22              The Debtor records on its books accruals for certain liabilities based on historical estimates. While known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as post-petition "Accrued Liabilities."

1               15A             Intercompany receivables/payables are from/to co-debtors Kevco Management Co. (Case No.
1               27A             401-40788-BJH-11), Kevco Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding,
7               3               Inc. (Case No. 401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11), Kevco
                                GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc. (Case No. 401-40790-BJH-11),
                                and Kevco, Inc. (Case No. 401-40783-BJH-11).

1               25              Pursuant to Order dated February 12, 2001 and Supplemental Order dated March 14, 2001, debtors were authorized to pay pre-petition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.


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
ACCRUAL
BASIS
FORM
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

1               32              The direct charges to equity are due to secured debt reductions pursuant to sales of Kevco
                                Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco
                                Distribution, as well as direct cash payments of $25 million. The secured debt owed to
                                Bank of America by Kevco, Inc. (Case No. 401-40783-BJH) has been guaranteed by all of its co-debtors (see Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

2               13A             During July, all Debtor's employees were terminated. In accordance with a March 14, 2001
                                Order Granting Motion to Approve Management and Employee Retention Plan by Kevco, Inc.,
                                stay bonuses were paid to participating employees.

4               9               Sales tax owing is an accrual only and not yet due. Some of the property taxes payable may
4               12              be pre-petition. Once they are identified, the monthly operating report will be adjusted.

6               2               The Debtor is the lessee on hundreds of real and personal property leases, the vast majority of which have been rejected. The Debtor does not isolate monthly payments due or paid on account of such leases. Instead, all lease payments are reflected in the Debtor's accounts payable system. To separately identify monthly accruals and payments on leases would require an enormous outlay of the Debtor's accounting personnel and professionals.
                                The Debtor simply does not have available to it the resources that would be required to provide the detail requested. If any party-in-interest desires specific information about any specific lease, the Debtor will provide such information upon request.